Exhibit 99.1

Datto Announces Third Quarter 2020 Financial Results

Subscription revenue grew 17 percent year-over-year to $122.8 million

ARR grew 17 percent year-over-year to $522.8 million

Norwalk, CT – November 23, 2020—Datto Holding Corp. (“Datto”) (NYSE: MSP), the leading global provider of cloud-based software and technology solutions purpose-built for delivery by managed service providers (MSPs), today announced its financial results for the third-quarter ended September 30, 2020.

“We are pleased to report strong third-quarter 2020 results as a newly public company. Both subscription revenue and ARR grew 17 percent year-over-year driven by expansion from existing managed service provider partners as they deployed more Datto solutions to more of their end clients, and by the addition of new partners,” said Tim Weller, Datto’s Chief Executive Officer. “Our sequential ARR growth of $16 million is evidence of the reacceleration of our business and the tailwinds from the digital transformation of small and medium businesses (SMBs). We continue to create enterprise-grade technology for SMBs delivered through our growing, global network of managed service provider partners. Our commitment to the MSP ecosystem is what makes Datto unique - it is the foundation of our strategy and culture.”

Third Quarter 2020 Financial Results

(In Millions)

	Q3 2020	Q3 2019	Y/Y Change
Subscription Revenue	$122.8	$105.2	17%
Total Revenue	$130.7	$117.7	11%
ARR(1)	$522.8	$445.4	17%
Gross Margin	73%	66%	691 bps
Net Income	$19.5	$2.7	617%
Adjusted EBITDA(2)	$45.8	$25.8	78%
Free Cash Flow(2)	$43.6	-$2.8	NA

[1]

Annual run-rate revenue (ARR) is the annualized value of all subscription agreements as of the end of a period. We calculate ARR by multiplying the monthly run-rate revenue for the last month of a period by 12.

[2]

A reconciliation of GAAP to non-GAAP financial measures is provided in the financial statement tables included in this press release. An explanation of these measures is also included under the heading “Non-GAAP Financial Measures.”

Recent Highlights

•

Datto priced its initial public offering (IPO) of 22,000,000 shares of common stock at a price to the public of $27.00 per share. The underwriters exercised in full their option to purchase an additional 3,300,000 shares of common stock at $27.00 per share. Net proceeds from the IPO totaled $641.6 million. Datto is listed on the NYSE under the ticker “MSP”.

•

Datto repaid all outstanding balances under its $550 million term loan facility and its $50 million revolving credit facility and entered into a new $200 million revolving credit facility which is undrawn.

•	MSP Partners grew to over 17,200, an increase of 1,000 year-over-year.

•	Datto hosted its second Virtual MSP Technology Day dedicated to highlighting the tools and technologies that are driving adoption of MSP services through the COVID-19 pandemic.

•	In July, Datto acquired Gluh Pty Ltd, an Australia-based company with a real-time quoting platform that enables MSPs to simplify the procurement of IT products and services for their clients.

•

Datto was named a winner of the 2020 CRN Annual Report Card (ARC) Awards. The award recognized Datto as a best-in-class channel provider in the categories of Data Protection and Managed Services Software.

Fourth Quarter and Full Year 2020 Financial Outlook

Datto is providing the following guidance for the fourth quarter and full-year 2020:

	Q4 2020 Outlook	FY 2020 Outlook
Revenue	$133.0 - $135.0 million	$512.8 - $514.8 million
Adjusted EBITDA	$38.0 - $39.0 million	$147.7 - $148.7 million

Datto Third Quarter 2020 Financial Results Conference Call

When: Monday, November 23, 2020

Time: 5:00 pm ET

Conference ID: 8549639

Live Call: 1-833-312-1358 (US/Canada Toll-Free) or 1-236-712-2458 (International)

Replay: 1-800-585-8367 (US/Canada Toll-Free) or 1- 416-621-4642 (International)

(The replay will be available approximately two hours after the completion of the live call until 11:59 pm ET on November 30, 2020)

Webcast: https://investors.datto.com

About Datto

As the world’s leading provider of cloud-based software and technology solutions purpose-built for delivery by managed service providers (MSPs), Datto believes there is no limit to what small and medium businesses can achieve with the right technology. Datto offers Unified Continuity, Networking, and Business Management solutions and has created a unique ecosystem of MSP partners. These partners provide Datto solutions to over one million businesses across the globe. Since its founding in 2007, Datto has won awards for its rapid growth, product excellence, superior technical support, and for fostering an outstanding workplace. With headquarters in Norwalk, Connecticut, Datto has global offices in the United Kingdom, the Netherlands, Denmark, Germany, Canada, Australia, China, and Singapore. Learn more at datto.com.

Forward Looking Statements

This press release contains forward-looking statements that reflect Datto’s current expectations and projections with respect to, among other things, its financial condition, results of operations, plans, objectives, future performance, and business. These statements may be preceded by, followed by or include the words ‘‘anticipate,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘project,’’ ‘‘plan,’’ ‘‘intend,’’ ‘‘believe,’’ ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘can have,’’ ‘‘likely’’ and the negatives thereof and other words and terms of similar meaning. Further information on potential factors that could affect our results is included in our final prospectus for our initial public offering, dated as of October 20, 2020.

Forward-looking statements include all statements that are not historical facts. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements.

There is no assurance that any forward-looking statements will materialize. You are cautioned not to place undue reliance on forward-looking statements, which reflect expectations only as of this date. Datto undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Non-GAAP Financial Measures

In addition to our results determined in accordance with generally accepted accounting principles in the United States (“GAAP”), we believe that the non-GAAP financial measures of Non-GAAP Subscription Cost of Revenue, Non-GAAP Device Cost of Revenue, Non-GAAP Professional Services and Other Cost of Revenue, Non-GAAP Depreciation and Amortization in Cost of Revenue, Non-GAAP Cost of Revenue, Non-GAAP Gross Profit, Non-GAAP Sales and Marketing expense, Non-GAAP Research and Development expense, Non-GAAP General and Administrative expense, Non-GAAP Depreciation and Amortization in Operating Expenses, Non-GAAP Operating Expenses, Non-GAAP Income from Operations, Non-GAAP Net Income and Non-GAAP Net Income Per Share, Adjusted EBITDA, and Free Cash Flow are useful in evaluating our operating performance. Certain of these measures exclude interest and other (income) expense, net, loss on extinguishment of debt, depreciation and amortization, stock-based compensation, restructuring expense and transaction-related and other expense. In addition, for Non-GAAP Net Income we utilize a non-GAAP tax rate of 25%, which we believe reflects our normalized effective tax rate. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. The non-GAAP financial information is presented for supplemental informational purposes only, and should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly-titled non-GAAP measures used by other companies.

Reconciliation tables of the most directly comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this press release.

Datto is not providing a quantitative reconciliation of forward-looking guidance of Adjusted EBITDA to its most directly comparable GAAP measure because certain items are out of Datto’s control or cannot be reasonably predicted, as the items are uncertain, depend on various factors, and could have a material impact on GAAP reported results for the guidance period. Accordingly, a reconciliation for forward-looking Adjusted EBITDA is not available without unreasonable effort.

For more information about Datto, including supplemental financial information, please visit the investor relations website at investors.datto.com.

DATTO HOLDING CORP.

Condensed Consolidated Statements of Operations

(in thousands, except share and per share amounts)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Revenue:
Subscription	$122,753	$105,170	$356,348	$301,107
Device	6,964	11,948	21,098	29,582
Professional services and other	950	575	2,347	1,937

Total revenue	130,667	117,693	379,793	332,626
Cost of revenue:
Subscription	18,915	20,815	60,786	60,472
Device	10,089	14,036	26,464	36,591
Professional services and other	1,332	1,438	4,399	3,874
Depreciation and amortization	5,526	4,150	15,746	11,256

Total cost of revenue	35,862	40,439	107,395	112,193

Gross profit	94,805	77,254	272,398	220,433
Operating expenses:
Sales and marketing	24,709	25,084	83,828	79,172
Research and development	15,257	14,640	48,000	43,924
General and administrative	17,433	17,680	59,389	50,555
Depreciation and amortization	6,820	6,782	20,600	20,506

Total operating expenses	64,219	64,186	211,817	194,157

Income from operations	30,586	13,068	60,581	26,276
Other expense:
Interest expense	7,065	9,932	23,590	34,131
Loss on extinguishment of debt	—	—	—	19,231
Other (income) expense, net	(987)	7	(1,402)	2

Total other expense	6,078	9,939	22,188	53,364

Income (loss) before income taxes	24,508	3,129	38,393	(27,088)
(Provision for) benefit from income taxes	(4,962)	(404)	(8,727)	4,130

Net income (loss)	$19,546	$2,725	$29,666	$(22,958)

Net income (loss) per share attributable to common stockholders:
Basic	$0.14	$0.02	$0.22	$(0.17)

Diluted	$0.14	$0.02	$0.22	$(0.17)

Weighted-average shares used in computing net income (loss) per share:
Basic	135,553,097	135,195,800	135,496,696	135,195,800

Diluted	138,590,770	135,615,949	137,006,921	135,195,800

DATTO HOLDING CORP.

Condensed Consolidated Balance Sheets

(in thousands)

	September 30,	December 31,
	2020	2019
	(unaudited)
ASSETS
Current assets
Cash	$98,614	$27,597
Restricted cash	1,436	1,469
Accounts receivable, net	16,668	20,841
Inventory, net	17,266	12,415
Prepaid expenses	8,831	10,265
Other current assets	9,453	10,120

Total current assets	152,268	82,707
Property and equipment, net	86,618	80,746
Goodwill	1,123,000	1,118,856
Intangible assets, net	289,954	306,685
Other assets	63,407	53,298

Total assets	$1,715,247	$1,642,292

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$8,517	$16,049
Accrued expenses and other current liabilities	35,407	33,909
Long-term debt, current portion	5,500	5,500
Deferred revenue	25,412	24,254

Total current liabilities	74,836	79,712
Long-term debt	575,739	546,499
Deferred revenue, noncurrent	2,937	3,798
Deferred income taxes	17,660	10,120
Other long-term liabilities	13,158	9,860

Total liabilities	684,330	649,989
Commitments and contingencies
STOCKHOLDERS’ EQUITY
Common stock	136	136
Additional paid-in capital	1,092,090	1,083,082
Treasury stock	(3,621)	(3,621)
Accumulated deficit	(58,058)	(87,724)
Accumulated other comprehensive income	370	430

Total stockholders’ equity	1,030,917	992,303

Total liabilities and stockholders’ equity	$1,715,247	$1,642,292

DATTO HOLDING CORP.

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Nine Months Ended
	September 30,
	2020	2019
OPERATING ACTIVITIES
Net income (loss)	$29,666	$(22,958)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization of internally developed software	19,615	14,739
Amortization of acquired intangible assets	16,731	17,023
Loss on extinguishment of debt	—	19,231
Amortization of debt issuance costs	1,265	1,452
Reserve for inventory obsolescence	1,508	183
Stock-based compensation	6,561	9,454
Provision for bad debt	4,793	3,422
Deferred income taxes	7,556	(6,035)
Unrealized gain (loss) on foreign exchange	(647)	235
Changes in operating assets and liabilities:
Accounts receivable	(766)	(12,202)
Inventory	(6,337)	(2,035)
Prepaid expenses and current other assets	2,099	(4,464)
Other assets	(8,446)	(15,347)
Accounts payable, accrued expenses and other	109	4,479
Deferred revenue	348	(554)

Net cash provided by operating activities	74,055	6,623

INVESTING ACTIVITIES
Purchase of property and equipment	(28,519)	(27,777)
Acquisition of business, net of cash acquired	(4,371)	—

Net cash used in investing activities	(32,890)	(27,777)

FINANCING ACTIVITIES
Proceeds from debt	32,100	562,250
Repayments of debt	(4,468)	(522,048)
Debt issuance costs	—	(8,775)
Prepayment penalty on debt	—	(10,400)
Capitalized transaction costs	(980)	—
Proceeds from stock option exercise	2,500	—
Net share settlement and settlement of stock-based payment awards	(53)	(1,072)

Net cash provided by financing activities	29,099	19,955

Effect of exchange rate changes on cash	720	(396)

Net increase (decrease) in cash	70,984	(1,595)
Cash and restricted cash, beginning of year	29,066	37,258

Cash and restricted cash, end of period	$100,050	$35,663

Reconciliation of cash and restricted cash:
Cash	$98,614	$31,781

Restricted cash	$1,436	$3,882

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for income taxes	$151	$1,117

Cash paid for interest	$22,317	$34,820

NON-CASH INVESTING AND FINANCING ACTIVITIES
Purchase of property and equipment included in accounts payable	$40	$512

Deferred initial public offering costs in accounts payable and accrued liabilities	$2,620	$—

DATTO HOLDING CORP.

Non-GAAP Condensed Consolidated Statements of Operations

(in thousands, except share and per share amounts)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Revenue:
Subscription	$122,753	$105,170	$356,348	$301,107
Device	6,964	11,948	21,098	29,582
Professional services and other	950	575	2,347	1,937

Total revenue	130,667	117,693	379,793	332,626
Cost of revenue:
Subscription	18,838	20,795	60,206	60,395
Device	10,089	14,036	26,464	36,591
Professional services and other	1,332	1,438	4,260	3,874
Depreciation and amortization	4,351	2,975	12,221	7,731

Total cost of revenue	34,610	39,244	103,151	108,591

Gross profit	96,057	78,449	276,642	224,035
Operating expenses:
Sales and marketing	24,200	24,465	80,104	76,913
Research and development	14,763	14,406	45,936	40,873
General and administrative	15,644	16,787	53,171	46,488
Depreciation and amortization	2,418	2,338	7,394	7,008

Total operating expenses	57,025	57,996	186,605	171,282

Income from operations	39,032	20,453	90,037	52,753
Other expense:
Interest expense	7,065	9,932	23,590	34,131
Other (income) expense, net	(987)	7	(1,402)	2

Total other expense	6,078	9,939	22,188	34,133

Income (loss) before income taxes	32,954	10,514	67,849	18,620
(Provision for) benefit from income taxes	(8,239)	(2,629)	(16,963)	(4,656)

Net income (loss)	$24,715	$7,885	$50,886	$13,964

Net income per share attributable to common stockholders:
Basic	$0.18	$0.06	$0.38	$0.10

Diluted	$0.18	$0.06	$0.37	$0.10

Weighted-average shares used in computing net income per share:
Basic	135,553,097	135,195,800	135,496,696	135,195,800

Diluted	138,590,770	135,615,949	137,006,921	135,626,273

DATTO HOLDING CORP.

GAAP to Non-GAAP Reconciliations and Calculation of Other Key Metrics

(in thousands, except percentages and share and per share amounts)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Non-GAAP Subscription Cost of Revenue
GAAP subscription cost of revenue	$18,915	$20,815	$60,786	$60,472
Stock-based compensation expense	(77)	(20)	(118)	(77)
Restructuring expense	—	—	(462)	—

Non-GAAP subscription cost of revenue	$18,838	$20,795	$60,206	$60,395

Non-GAAP Device Cost of Revenue
GAAP device cost of revenue	$10,089	$14,036	$26,464	$36,591
Stock-based compensation expense	—	—	—	—
Restructuring expense	—	—	—	—

Non-GAAP device gross cost of revenue	$10,089	$14,036	$26,464	$36,591

Non-GAAP Professional Services and Other Cost of Revenue
GAAP professional services and other cost of revenue	$1,332	$1,438	$4,399	$3,874
Stock-based compensation expense	—	—	—	—
Restructuring expense	—	—	(139)	—

Non-GAAP professional services and other cost of revenue	$1,332	$1,438	$4,260	$3,874

Non-GAAP Depreciation and Amortization in Cost of Revenue
GAAP depreciation and amortization in cost of revenue	$5,526	$4,150	$15,746	$11,256
Amortization of acquired intangible assets	(1,175)	(1,175)	(3,525)	(3,525)

Non-GAAP depreciation and amortization in cost of revenue	$4,351	$2,975	$12,221	$7,731

Non-GAAP Cost of Revenue
GAAP cost of revenue	$35,862	$40,439	$107,395	$112,193
Amortization of acquired intangible assets	(1,175)	(1,175)	(3,525)	(3,525)
Stock-based compensation expense	(77)	(20)	(118)	(77)
Restructuring expense	—	—	(601)	—

Non-GAAP cost of revenue	$34,610	$39,244	$103,151	$108,591

Non-GAAP Gross Profit
GAAP gross profit	$94,805	$77,254	$272,398	$220,433
Amortization of acquired intangible assets	1,175	1,175	3,525	3,525
Stock-based compensation expense	77	20	118	77
Restructuring expense	—	—	601	—

Non-GAAP gross profit	$96,057	$78,449	$276,642	$224,035

Non-GAAP gross margin	73.5%	66.7%	72.8%	67.4%

DATTO HOLDING CORP.

GAAP to Non-GAAP Reconciliations and Calculation of Other Key Metrics

(in thousands, except percentages and share and per share amounts)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Non-GAAP Sales and Marketing
GAAP sales and marketing expense	$24,709	$25,084	$83,828	$79,172
Stock-based compensation expense	(524)	(619)	(1,803)	(2,259)
Restructuring expense	15	—	(1,921)	—
Transaction related and other expense	—	—	—	—

Non-GAAP sales and marketing expense	$24,200	$24,465	$80,104	$76,913

Non-GAAP sales and marketing as a % of revenue	18.5%	20.8%	21.1%	23.1%
Non-GAAP Research and Development
GAAP research and development expense	$15,257	$14,640	$48,000	$43,924
Stock-based compensation expense	(494)	(234)	(1,115)	(3,051)
Restructuring expense	—	—	(949)	—
Transaction related and other expense	—	—	—	—

Non-GAAP research and development expense	$14,763	$14,406	$45,936	$40,873

Non-GAAP research and development as a % of revenue	11.3%	12.2%	12.1%	12.3%
Non-GAAP General and Administrative
GAAP general and administrative expense	$17,433	$17,680	$59,389	$50,555
Stock-based compensation expense	(1,694)	(893)	(3,525)	(4,067)
Restructuring expense	—	—	(364)	—
Transaction related and other expense	(95)	—	(2,329)	—

Non-GAAP general and administrative expense	$15,644	$16,787	$53,171	$46,488

Non-GAAP general and administrative as a % of revenue	12.0%	14.3%	14.0%	14.0%
Non-GAAP Depreciation and Amortization in Operating Expenses
GAAP depreciation and amortization in operating expenses	$6,820	$6,782	$20,600	$20,506
Amortization of acquired intangible assets	(4,402)	(4,444)	(13,206)	(13,498)

Non-GAAP depreciation and amortization in operating expense	$2,418	$2,338	$7,394	$7,008

Non-GAAP depreciation and amortization in operating expense as a % of revenue	1.9%	2.0%	1.9%	2.1%
Non-GAAP Operating Expenses
GAAP operating expenses	$64,219	$64,186	$211,817	$194,157
Amortization of acquired intangible assets	(4,402)	(4,444)	(13,206)	(13,498)
Stock-based compensation expense	(2,712)	(1,746)	(6,443)	(9,377)
Restructuring expense	15	—	(3,234)	—
Transaction related and other expense	(95)	—	(2,329)	—

Non-GAAP operating expenses	$57,025	$57,996	$186,605	$171,282

Non-GAAP operating expenses as a % of revenue	43.6%	49.3%	49.1%	51.5%
Non-GAAP Income From Operations
GAAP income from operations	$30,586	$13,068	$60,581	$26,276
Amortization of acquired intangible assets	5,577	5,619	16,731	17,023
Stock-based compensation expense	2,789	1,766	6,561	9,454
Restructuring expense	(15)	—	3,835	—
Transaction related and other expense	95	—	2,329	—

Non-GAAP income from operations	$39,032	$20,453	$90,037	$52,753

Non-GAAP operating margin	29.9%	17.4%	23.7%	15.9%

DATTO HOLDING CORP.

GAAP to Non-GAAP Reconciliations and Calculation of Other Key Metrics

(in thousands, except percentages and share and per share amounts)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Non-GAAP Net Income and Net Income Per Share
GAAP net income (loss)	$19,546	$2,725	$29,666	$(22,958)
GAAP (provision for) benefit from income taxes	(4,962)	(404)	(8,727)	4,130

GAAP income (loss) before income taxes	24,508	3,129	38,393	(27,088)
Loss on extinguishment of debt	—	—	—	19,231
Amortization of acquired intangible assets	5,577	5,619	16,731	17,023
Stock-based compensation expense	2,789	1,766	6,561	9,454
Restructuring expense	(15)	—	3,835	—
Transaction related and other expense	95	—	2,329	—
Non-GAAP (provision for) benefit from income taxes	(8,239)	(2,629)	(16,963)	(4,656)

Non-GAAP net income	$24,715	$7,885	$50,886	$13,964

Non-GAAP net income per share attributable to common shareholders:
Basic	$0.18	$0.06	$0.38	$0.10
Diluted	$0.18	$0.06	$0.37	$0.10
Weighted-Average Shares used in computing Non-GAAP Net Income per Share:
GAAP and Non-GAAP weighted-average shares used in computing net income per share, basic	135,553,097	135,195,800	135,496,696	135,195,800

GAAP weighted-average shares used in computing net income per share, diluted	138,590,770	135,615,949	137,006,921	135,195,800
Adjustment to fully diluted shares	—	—	—	430,473

Non-GAAP weighted-average shares used in computing net income per share, diluted	138,590,770	135,615,949	137,006,921	135,626,273

Adjusted EBITDA
GAAP net income (loss)	$19,546	$2,725	$29,666	$(22,958)
Interest and other expense, net	6,078	9,939	22,188	34,133
Loss on extinguishment of debt	—	—	—	19,231
Depreciation and amortization	12,346	10,932	36,346	31,762
Provision for (benefit from) income tax	4,962	404	8,727	(4,130)
Stock-based compensation expense	2,789	1,766	6,561	9,454
Restructuring expense	(15)	—	3,835	—
Transaction related and other expense	95	—	2,329	—

Adjusted EBITDA	$45,801	$25,766	$109,652	$67,492

Adjusted EBITDA margin	35.1%	21.9%	28.9%	20.3%
Free Cash Flow
GAAP net cash provided by operating activities	$50,080	$4,864	$74,055	$6,623
Less: Purchases of property and equipment	(6,519)	(7,667)	(28,519)	(27,777)

Free cash flow	$43,561	$(2,803)	$45,536	$(21,154)

# # #

Media Contact:

Shoba V. Lemoine

communications@datto.com

Investor Contact:

Kelsey Turcotte

ir@datto.com

MSP-F